UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025 (July 15, 2025)

XBP Global Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6641 N. Belt Line Road, Suite 100 Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

Registrant’s telephone number, including area code

XBP Europe Holdings, Inc.

2701 East Grauwyler Road

Irving, Texas 75061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	XBP	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	XBPEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed by XBP Global Holdings, Inc., a Delaware corporation (the “Company”), to amend the Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2025, in connection with the consummation on July 15, 2025 of the acquisition of all membership interests in Exela Technologies BPA, LLC, together with its subsidiaries (the “BPA Group”) from Exela Technologies, Inc. and its subsidiaries (collectively, “ETI”), pursuant to the Membership Interest Purchase Agreement dated July 3, 2025 (the “MIPA”).

The Company is filing this Amendment solely to provide (i) the audited financial statements of the BPA Group for the years ended December 31, 2024 and 2023, and unaudited interim financial statements for the three months ended March 31, 2025, referred to in Item 9.01(a) below, and (ii) unaudited pro forma condensed combined financial information as of and for the three-month period ended March 31, 2025, referred to in Item 9.01(b) below. This Amendment does not otherwise modify or update any disclosures in the Prior 8-K.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment amends the Prior 8-K to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which were not previously filed with the Prior 8-K and are permitted to be filed by amendment no later than 71 days after the date on which the Prior 8-K was required to be filed.

The above description does not purport to be complete and is qualified in its entirety by reference to the MIPA and other agreements relating to this acquisition, copies of which were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on July 10, 2025, and are incorporated by reference into this Amendment. The required historical financial statements of BPA Group and the related pro forma financial information are contained herein under Item 9.01 of this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of the BPA Group for the years ended December 31, 2024 and 2023, and unaudited interim financial statements for the three months ended March 31, 2025, are incorporated by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on July 15, 2025 (the “Proxy Statement”).

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information as of and for the periods presented in the Proxy Statement is incorporated by reference therefrom.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of EisnerAmper LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2025

XBP GLOBAL HOLDINGS, INC.

By:	/s/ Dejan Avramovic
Dejan Avramovic
Chief Financial Officer

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